SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2003

PINNACLE BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 Second Avenue, Jasper, Alabama 35502-1388

(Address of Principal Executive Offices)

(205) 221-4111

Registrant’s telephone number, including area code

SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release

Item 12. Results of Operations and Financial Condition

     On October 24, 2003, the Registrant announced its results of operations for the quarter and nine months ended September 30, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE BANCSHARES, INC.

DATE: October 24, 2003	By:	/s/ Robert B. Nolen, Jr.

Robert B. Nolen, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated October 24, 2003, issued by the Registrant.